UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 12, 2005

PATRIOT MOTORCYCLE

CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-75791	13-3961109
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1062 Calle Negocio, Suite F, San Clemente, CA	92673
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 448-0434

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Not applicable

(Former name or former address, if changed since last report)

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the Filings the words “anticipate, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 3.02	Unregistered Sale of Equity Securities.

On September 12, 2005, Patriot Motorcycle Corporation (“Patriot”) completed the sale of an additional 695,230 shares of common stock as part of a private placement expected to sell at least 1,500,000 shares. The Managing Dealer for the private placement is Brookstreet Securities Corporation. The offering price is $16.00 per Unit. Each Unit consists of four shares of the Company’s common stock plus one warrant to purchase a share of Common Stock. The warrants are exercisable for a period of three years after the final closing of the private placement memorandum. The exercise price is $9.00 per share, subject to an adjustment based upon market fluctuations, but in no event less than $5.00 per share.

The Company will pay the Managing Dealer an 8% retail sales commission, and a 2% non-accountable marketing allowance. The Company will also pay the Managing Dealer a cash commission of 6% of the total funds received by the Company for the exercise of the warrants. The Managing Dealer will also receive warrants to purchase Common Stock in an amount equal to 15% of the Common Stock sold at an exercise price of $4.00 per share.

The Company has claimed exemption from registration under Rule 506.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT MOTORCYCLE CORPORATION

September 16, 2005	/s/ David M. Gernak
David M. Gernak Chief Financial Officer and Treasurer